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                                                                    EXHIBIT (21)
                                   REGISTRANT
                                   ECOLAB INC.

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

                                                                         STATE OR OTHER                PERCENTAGE
                                                                         JURISDICTION OF                   OF
NAME OF AFFILIATE                                                        INCORPORATION                  OWNERSHIP
----------------                                                         --------------                -----------
Ecolab S.A.                                                                Argentina                       100

Spartan de Argentina S.A.                                                  Argentina                       100

Ecolab Australia Pty Limited                                               Australia                       100

Ecolab Finance Pty Limited                                                 Australia                       100

Ecolab Pty Limited                                                         Australia                       100

Gibson Chemical Industries Pty Limited                                     Australia                       100

Gibson Chemicals Pty Limited                                               Australia                       100

Gibson Chemicals (NSW) Pty Limited                                         Australia                       100

Gibson Chemicals Fiji Pty Limited                                          Australia                       100

Gibson Chemicals Great Britain Pty Limited                                 Australia                       100

Intergrain Timber Finishes Pty Limited                                     Australia                       100

Leonard Chemical Products Pty Limited                                      Australia                       100

Maxwell Chemicals Pty Limited                                              Australia                       100

Nippon Thermochemical Pty Limited                                          Australia                        60

Puritan/Churchill Chemical Holdings Pty Ltd.                               Australia                       100

Vessey Chemicals (Holdings) Pty Limited                                    Australia                       100

Vessey Chemicals Pty Limited                                               Australia                       100

Vessey Chemicals (Vic.) Pty Limited                                        Australia                       100

Ecolab Limited                                                              Bahamas                        100

Ecolab (Barbados) Limited                                                   Barbados                       100

Kay N.V.                                                                    Belgium                        100

Ecolab Quimica Ltda.                                                         Brazil                        100


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Ecolab Emprecendimentos E Participacoes Ltda.                                Brazil                        100

Ecolab Ltd.                                                                  Canada                        100

Ecolab Finance Ltd.                                                          Canada                        100

Ecolab S.A.                                                                  Chile                         100

Spartan de Chile Productos Quimicos Limitada                                 Chile                         100

Ecolab Colombia S.A.                                                        Columbia                       100

Ecolab Sociedad Anonima                                                    Costa Rica                      100

Ecolab, S.A. de C.V.                                                      El Salvador                      100

Ecolab S.A.                                                                  France                        100

Ecolab GmbH                                                                 Germany                        100

Ecolab Export GmbH                                                          Germany                        100

Ecolab, Sociedad Anonima                                                   Guatemala                       100

Quimicas Ecolab, S.A.                                                       Honduras                       100

Ecolab Limited                                                             Hong Kong                       100

P.T. Ecolab Indonesia                                                      Indonesia                       100

Eclab Export Limited                                                        Ireland                        100

Ecolab Co.                                                                  Ireland                        100

Ecolab Limited                                                              Jamaica                        100

Ecolab K.K.                                                                  Japan                         100

Ecolab East Africa (Kenya) Limited                                           Kenya                         100

Ecolab  Korea Ltd.                                                           Korea                         100

Ecolab Lebanon S.a.r.l.                                                     Lebanon                        100

Ecolab Sdn. Bhd.                                                            Malaysia                       100


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Ecolab S.A. de C.V.                                                          Mexico                        100

Ecolab Holdings Mexico, S.A. de C.V.                                         Mexico                        100

Ecolab Morocco                                                              Morocco                        100

Ecolab (Proprietary) Limited                                                Namibia                        100

Ecolab Finance N.V.                                              Netherlands Antilles (Curacao)            100

Ecolab International B.V.                                                 Netherlands                      100

Ecolab Limited                                                            New Zealand                      100

Ecolab Nicaragua, S.A.                                                     Nicaragua                       100

Ecolab S.A.                                                                  Panama                        100

Gibson Chemicals (PNG) Pty. Limited                                     Papua New Guinea                   100

Ecolab Chemicals Ltd.                                              People's Republic of China               85

Ecolab Philippines, Inc.                                                  Philippines                      100

Ecolab Pte. Ltd.                                                           Singapore                       100

Ecolab (Pty) Ltd.                                                         South Africa                     100

Ecolab (St. Lucia) Limited                                                 St. Lucia                       100

Ecolab Ltd.                                                                  Taiwan                        100

Ecolab East Africa (Tanzania) Limited                                       Tanzania                       100

Ecolab Limited                                                              Thailand                       100

Ecolab East Africa (Uganda) Limited                                          Uganda                        100

Ecolab Foreign Sales Corp.                                            U.S. Virgin Islands                  100

Ecolab S.A.                                                                Venezuela                        51

Ecolab Zimbabwe (Pvt) Ltd.                                                  Zimbabwe                       100

UNITED STATES

BCS Sales Inc.                                                              Delaware                       100


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Kay Chemical Company                                                     North Carolina                    100

Kay Chemical International, Inc.                                         North Carolina                    100

Ecolab Finance Inc.                                                         Delaware                       100

Ecolab Finance (Australia) Inc.                                             Delaware                       100

Ecolab Manufacturing Inc.                                                   Delaware                       100

Ecolab Holdings Inc.                                                        Delaware                       100

Ecolab Investment Inc.                                                      Delaware                       100

Ecolab Foundation                                                          Minnesota                       100

Ecolab Leasing Corporation                                                  Delaware                       100

Ecolab Marketing LLC                                                        Delaware                       100

FastSource Leasing, Inc.                                                    Delaware                       100

GCS Service, Inc.                                                           Delaware                       100

Jackson MSC Inc.                                                            Delaware                       100

Puritan Services Inc.                                                       Georgia                        100

Southwest Sanitary Distributing Company                                      Texas                         100


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Certain additional subsidiaries, which are not significant in the aggregate, are not shown.